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                                                       EXHIBIT 99

       SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION
                        REFORM ACT OF 1995



    The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. The Company desires to take advantage of the "safe harbor" provisions of the Act. Certain information, particularly information regarding future economic performance and finances and plans and objectives of management, contained, or incorporated by reference, in the Company's Current Report on Form
8-K dated as of December 15, 1997 ("Form 8-K") is forward-looking.
The following factors, in addition to other possible factors not listed, could affect the Company's actual results and cause such results to differ materially from those expressed in forward-looking statements.

    Limited Operating History; Past and Possible Future Operating Losses. The Company was founded in 1992 and has operated at a loss for each year since such date. The Company's limited operating history makes the prediction of future sales and operating results difficult. Accordingly, although the Company has experienced sales growth, such growth should not be considered indicative of future sales growth, if any, or of future operating results. There can be no assurance that the Company's sales will grow or be sustained in future periods or that the Company will become or remain profitable in any future period.

    Lack of Liquidity; Inadequate Working Capital. The Company has, in the last twenty months, spent a significant amount of working capital on machinery and equipment and on salaries and benefits and advertising, all in connection with the completion of the Company's new brewery, the expansion of its brewing capacity and its attempts to increase demand for its products. In addition, growth in sales has not been sufficient to fund such expenditures. As a consequence thereof, the Company currently requires additional working capital for the retirement of certain debt of Wild Goose Brewery, Inc. ("WGB"), the hiring and training of administrative and sales personnel and the payment of certain promotional, marketing and advertising expenses in anticipation of the acquisition of WGB, the asset purchase from Brimstone Brewing Co.
("BBC") and the growth of the Company in general.

    The Company intends to raise $2.4 million in a private placement to fund the retirement of certain WGB debt, in connection with the WGB acquisition, and to provide working capital for the Company. There can be no assurance that such private placement or alternative capital raising efforts will be successful. If the Company does not obtain the required capital, one or both of the transactions described in the Form 8-K may not be consummated and the Company may be materially adversely affected as a result.

    For the fourth quarter of 1997, ending December 31, 1997, the Company's loan and financing agreements with Signet Bank for a $1.5 million equipment loan and a $3.0 million loan to Blue II, LLC for the brewery land and building require that the Company's ratio of cash flow to debt service for the quarter equal 1.5:1 or greater. There is significant likelihood that the Company will be unable to demonstrate compliance with this and, perhaps, other financial covenants, which creates the risk that the Company will enter into technical default of both loan financing agreements. If this occurs, the Company will be required to renegotiate the terms of the loan and financing agreements with Signet Bank or its successor (Signet Bank and First Union Bank have announced that First Union will acquire Signet on or about November 29, 1997), find alternate debt financing, raise additional equity to repay the loans or otherwise replace the existing plant and equipment financing. While management is confident that one of these options will be achievable, no assurances can be given as to such a result and a failure to renegotiate or refinance the senior debt could make the Company unable to continue its business.

    Ability to Successfully Integrate Operations of WGB, Assets of
BBC and Other Acquisition Candidates. The integration of the operations of WGB and assets of BBC, provided that the transactions described in the Form 8-K are consummated, will involve a number of risks, including, but not limited to, diversion of management's attention, assimilation of the operations and personnel of WGB and BBC and the potential loss of key employees of WGB and BBC. The successful operation of an acquired business will require communication and cooperation in product development and marketing among management and other key personnel.
Given the inherent difficulties involved in completing a major business combination, there can be no assurance that such cooperation will occur or that integration of the respective businesses will be successful and will not result in disruption of the Company's business. In addition, there can be no assurance that the Company will realize any of the anticipated benefits of the acquisition and asset purchase. To the extent the Company is unsuccessful in integrating the to-be-acquired operations and assets, or the operations or assets of any future acquisition candidate, the Company would be materially adversely affected. There are, as of the date of this Form 8-K, no agreements, arrangements or understandings between the Company and any party relating to any potential acquisition.

    Possible Need for Additional Financing. The Company's planned expansion of its operations with respect to its current and planned products and those of WGB and BBC (including increased overhead, depreciation, marketing and salaries) combined with the Company's lack of liquidity may require that the Company obtain additional debt or equity financing for these or other general corporate purposes. There can be no assurance that the Company will be able to obtain additional debt or equity financing on terms favorable to the Company, or at all, or if obtained, there can be no assurance that such debt or equity financing will be sufficient for the financing needs of the Company.

    Heavy Dependence on Wholesale Distributors. The Company distributes its products only through independent wholesale distributors for resale to retailers such as liquor and wine and beer stores, restaurants, taverns, pubs, bars and sporting arenas. Accordingly, the Company is dependent upon these wholesale distributors to sell the Company's beers and to assist the Company in creating demand for, and promoting market acceptance of, the Company's products and providing adequate service to its retail customers. There can be
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no assurance that the Company's wholesale distributors will devote the resources necessary to provide effective sales and promotion support to the Company.

    Dependence on Major Customer. Sales to The Kronheim Co., Inc., Baltimore, Maryland ("Kronheim"), the Company's largest wholesale distributor, represented 50.6%, 35.7% and 56.5% of the Company's beer revenues in 1996, 1995 and 1994. Sales to all other wholesale distributors represented 49.4%, 64.3% and 43.5% of the Company's beer revenues in 1996, 1995 and 1994. (The 1994 percentages for sales to other wholesale distributors include beer sold directly to retailers by the Company.) The Company expects sales to its largest wholesale distributor to continue to represent a significant portion of its sales in the near term. The Company believes that its future growth and success will continue to depend in large part upon this significant wholesale distributor, but such dependence should decrease as the Company expands its market area.

    No Assurance of Continued Wholesale Distributor Support. If Kronheim or any other significant wholesale distributor were to discontinue selling, or decrease the level of orders for, the Company's products, the Company's business would be adversely affected in the areas serviced by such wholesale distributors until the Company retained replacements. There can be no assurance however that the Company would be able to replace a significant wholesale distributor in a timely manner or at all in the event it were to discontinue selling the Company's products. In addition, there is always a risk that the Company's wholesale distributors will give higher priority to the products of other beverage companies, including products directly competitive to the Company's beers, thus reducing their efforts to sell the Company's products. This risk is exacerbated by the fact that many of the Company's wholesale distributors (not including Kronheim) are reliant on the beers of one of the major domestic beer producers for a large percentage of their revenues and, therefore, may be influenced by such producer. The Company's distributors are not contractually committed to make future purchases and therefore could discontinue carrying the Company's products in favor of a competitor's product or another beverage at any time or for any reason.

    If any of the Company's significant wholesale distributors were to experience financial difficulties, or otherwise become unable or unwilling to promote or sell the Company's products, the Company's results of operations would be adversely affected. Many of the Company's distribution agreements (other than its agreement with Kronheim which does not specify such a date) permit their termination upon 90 days' prior notice. The Company's ability to terminate poorly performing distributors may be hindered by laws that restrict the Company's right to terminate the services of its wholesale distributors. There can be no assurance that the Company will be able to attract reliable, effective new distributors in markets it will enter as a result of its planned geographic expansion or that the Company's business will not be adversely affected by the loss or declining performance of any of its current or future wholesale distributors.

    Intense and Increasing Competition. The Company competes in the specialty or craft beer segment of the domestic beer market. The principal competitive factors affecting the market for the Company's beers include product quality and taste, advertising, distribution capabilities, brand recognition, packaging and price. There can be no assurance that the Company will be able to compete successfully against current and future competitors based
                                -3-
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on these and other factors.  The Company competes with a variety of domestic and international brewers, many of whom have substantially greater financial, production, distribution and marketing resources and have achieved a higher level of brand recognition than the Company.

    The Company anticipates increased competition in the specialty beer segment from the major domestic brewers such as Anheuser-Busch Companies, Inc. ("Anheuser-Busch"), Miller Brewing Co. ("Miller") and Adolph Coors Co. ("Coors"), each of whom has introduced and is marketing fuller flavored beers designed to compete directly in the specialty beer segment. These large domestic brewers dominate the overall domestic beer market and the Company expects that certain of these companies, with their superior financial resources and established distribution networks, will continue to seek further participation in the specialty beer segment through the acquisition of equity positions in, or the formation of distribution alliances with, smaller craft brewers (such as Anheuser -Busch's equity position in, and distribution agreement with, Redhook
Ale Brewery, Incorporated).

    The Company also faces and will face increasing competition from import specialty beer companies such as Heineken N.V., Bass PLC and Guinness PLC and existing domestic specialty and contract brewers such as The Boston Beer Company, Inc., Pete's Brewing Co., Redhook Ale Brewery, Incorporated, Sierra Nevada Brewing Co. and Anchor Brewing Co., as well as the regional specialty brewers and local microbreweries in the markets where the Company distributes its beers. Recent growth in the sales of specialty beers is expected to result in increased competition in the segment, including a continuing proliferation of microbrewers and efforts by micro and regional brewers to expand their production capacity, marketing expenditures and geographical distribution areas. Increased competition could result in price reductions, reduced profit margins and loss of market share, all of which would have a material adverse effect on the Company's financial condition and results of operations.

    The Company's products also compete generally with other alcoholic beverages, including products offered in other segments of the beer industry and low- or no-alcohol products. The Company competes with other beer and beverage companies not only for consumer acceptance and loyalty but also for shelf and tap space in retail establishments and for marketing focus by the Company's wholesale distributors and their customers, all of which also distribute and sell other beers and alcoholic beverage products. Finally, there can be no assurance that the recent growth in consumer demand for craft beers will continue, or even if such growth continues, that consumers will choose the Company's beers.

    Potential Fluctuations in Quarterly Results. The Company's quarterly operating results have in the past and may in the future vary significantly depending on factors such as sales for the quarter, fixed and semi-variable operating costs during periods when the Company's brewery is producing below maximum designed production capacity, professional fees and expenses relating to the Company's planned expansion, increased competition, fluctuations in the price of ingredients or packaging materials, seasonality of sales of the Company's beers, general economic factors, trends in consumer preferences, regulatory developments, including changes in excise and other tax rates, changes in the sales mix between kegs and bottles, changes in average selling prices or market acceptance of the Company's beers, increases in packaging and marketing costs associated with initial production of new products and variations in shipping and transportation costs.

    The Company's operating results may be significantly impacted in the future by, among other things, the costs attendant to the commencement of production at the new brewery, the timing of new product announcements by the Company or its competitors, the impact of increasing average federal and state excise tax as sales volume increases, the timing of new advertising and promotional campaigns by the Company and other expansion activities engaged in by the Company.
The Company's expense levels are based, in part, on its expectations of future sales levels. If sales levels are below expectations, operating results are likely to be materially adversely affected. In particular, because the Company operates its own production facility, a significant portion of its overhead is fixed and cannot be reduced for short-term adjustments such as sales below management's expectations, and an excess of production capacity could therefore have a significant negative impact on the Company's operating results. However, the Company has historically operated with little or no backlog. The absence of backlog increases the difficulty of predicting sales and operating results. In addition, the Company's decision to undertake a significant media advertising campaign after the commencement of construction of the new brewery could substantially increase the Company's expenses in a particular quarter, while any increase in sales from such advertising may be realized in subsequent periods.

    Based upon the risks of potential fluctuations in quarterly results discussed above and seasonality and the unpredictability of demand, discussed below, the Company believes that quarterly sales and operating results are likely to vary significantly in the future and that period-to -period comparisons of its results of operations are not necessarily meaningful and should not be relied upon as indications of future performance. Further, it is possible that in some future quarter the Company's revenue or operating results will be below the expectations of public market analysts and investors. In such event, the price of the Company's Common Stock could be materially adversely affected.

    Sales Fluctuations Due to Seasonality. The Company's wholesale distributors have historically experienced higher sales in the second and fourth quarters of the calendar year due to increased consumption of the Company's beers during periods of warmer weather and from Halloween through New Year's Day. Although the Company has not yet experienced sale fluctuations due to seasonality because the Company has continued to expand its wholesale distribution network over the past three years, fluctuations in the Company's sales due to seasonality may become evident in the future as the Company's sales increase.

    No Assurance of Geographic Expansion. While the Company has recently expanded its distribution network and now sells in approximately 25 states, sales in Maryland accounted for over 62.8% of the Company's sales in 1996. The Company's continued growth depends upon its ability to expand sales in these and other new regions. There can be no assurance that the Company's efforts to expand sales in new regions will be successful or that such expansion can be accomplished on a profitable basis. The Company's timely and successful expansion of sales will depend on a number of factors, including competition, the continued promotion and sale of the Company's products by suitable local wholesale distributors, the retention of skilled sales and other personnel, the ability to adapt management and other operational systems to accommodate increased volume, the success of advertising and promotion campaigns, and other factors, some of which are beyond the control of the Company. Furthermore, consumer tastes vary by region and there can be no assurance that consumers located in new geographic regions will be receptive to the Company's beers. The Company believes that consumer demand for its products is greater in certain areas than others due to demographic, economic and other factors. The Company's efforts to increase sales by further penetrating market areas may be limited by such factors. The inability of the Company to expand sales in a timely manner would have a material adverse effect on the Company's operating results and financial condition.

    Limited Product Line. The sale of a limited number of styles of beers has accounted for substantially all of the Company's revenues since inception. The Company currently offers six styles of beer year-around and at least one seasonal brew during any part of the year, and believes that the sale of these beers will continue to account for a significant portion of the Company's sales for the foreseeable future. Therefore, the Company's future operating results, particularly in the near term, are significantly dependent upon the continued market acceptance of these products. There can be no assurance that the Company's beers will continue to achieve market acceptance. A decline in the demand for any of the Company's beers as a result of competition, changes in consumer tastes and preferences, government regulation or other factors would have a material adverse effect on the Company's operating results and financial condition. In addition, there can be no assurance that the Company will be successful in developing, introducing and marketing additional new beers that will sustain sales growth in the future.

    No Assurance of Future Ability to Satisfy Changing Consumer
Preferences. The craft beer market is highly competitive and characterized by changing consumer preferences and continuous introduction of new products. The Company intends to introduce new products from time to time to maintain wholesale distributor and retailer interest and appeal to varying consumer preferences and to create consumer demand. The Company believes that its future growth will depend, in part, on its ability to anticipate changes in consumer preferences or to create consumer demand and develop and introduce, in a timely manner, new beers that adequately address such changes.

There can be no assurance that the Company will be successful in developing,introducing and marketing new products on a timely basis.
If the Company is unable to introduce new products or if the Company's new products are not successful, the Company's sales may be adversely affected as customers seek competitive products. In addition, the introduction of new products by the Company could result in reduction of sales of the Company's existing beers, requiring the Company to manage carefully product introductions in order to minimize disruption in sales of existing products. There can be no assurance that the introduction of new product offerings by the Company will not cause wholesale distributors, retailers and consumers to reduce purchases or consumption of existing Company products. Such reduction of purchases or consumption could have a material adverse effect on the Company's operating results and financial condition.

    No Assurance of Future Consumer Demand for Craft Beer. The craft beer segment of the domestic beer market has grown dramatically over the past decade. The Company believes that one factor in such growth has been consumer demand for more flavorful beers offered in a wider variety of styles. No assurance can be given, however, that consumer demand for craft beers will continue in the future. The Company's success also depends upon a number of factors related to the level of discretionary consumer spending, including the general state of the economy, federal and state tax laws and consumer confidence in future economic conditions. Changes in consumer spending can affect both the quantity and the price of the Company's products and may therefore affect the Company's operating results. For example, reduced consumer confidence and spending may result in reduced demand for the Company's products, limitations on its ability to increase or maintain prices and increases in required levels of selling, advertising and promotional expenses.

    No Assurance of Future Satisfaction of Demand. The production schedule for the Company's beers is based on forecasts of the Company's sales in general and the rate of sales of each of the Company's styles of beer. The Company currently has the flexibility to modify short-term production schedules and is currently able, on a short-term basis, to satisfy fully most changes in demand for its product. The ability of the Company to estimate demand may be less precise during periods of rapid growth or with respect to new products. The failure of the Company to accurately forecast its sales could lead to inventory shortages or surpluses that could adversely affect results of operations and lead to further fluctuations in quarterly operating results.

    Dependence on Certain Suppliers. The Company purchases from, and is dependent upon, its suppliers for certain agricultural ingredients and packaging materials used in the Company's products. Although to date the Company has been able to obtain adequate supplies of these ingredients and materials in a timely manner from existing sources and has changed suppliers from time to time with minimal disruption, if the Company were unable to obtain sufficient quantities of ingredients and materials, delays or reductions in product shipments could occur which would have a material adverse effect on the Company's financial condition and results of operations. To date, the Company has not experienced material difficulties in obtaining timely delivery from its suppliers. Although the Company believes that there are alternative sources available for its raw materials, there can be no assurance that the Company will be able to acquire these products from other sources on a timely or cost-effective basis if current suppliers are unable to supply them. In 1996, the Company experienced a significant increase in the price of its ingredients and packaging materials. Except for suppliers who provide glass bottles and corrugated cardboard cartons, the Company does not have long-term purchase contracts with its suppliers. The loss of a material supplier could materially adversely affect the Company's results of operations and financial condition if there were a delay in shipments from the alternative suppliers.

    As with most agricultural products, the supply and price of raw materials used to produce the Company's beers can be affected by a number of factors beyond the control of the Company such as floods, frosts, droughts, other weather conditions, economic factors affecting growing decisions, various plant diseases and pests. To the extent that any of the foregoing affects the ingredients used to produce the Company's beers, the Company's results of operations would be materially and adversely affected. In addition, the Company keeps only approximately a 30 day supply of hops and a seven day supply of malt on its premises. Moreover, its purchases are limited to pre-packaged quantities, rather than in
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bulk.  Therefore, the Company is highly dependent upon the ability of its suppliers to deliver its ingredients in a timely fashion. Such delivery, which is by truck, is dependent upon certain factors beyond the control of the Company, including but not limited to weather and labor relations. The Company's operations are dependent upon its ability to accurately forecast its need for ingredients. Any failure by the Company to accurately forecast its requirements of raw materials could result in the Company either being unable to meet higher than anticipated demand for its products or producing excess inventory, either of which may adversely affect the Company's results of operations.

    Ability to Manage Growth. The Company has experienced rapid growth that has resulted in new and increased responsibilities for management personnel which has challenged and continues to challenge the Company's management, operating and financial systems and resources. To compete effectively and manage future growth, if any, the Company will be required to continue to implement and improve its operational, financial and management information systems, procedures and controls on a timely basis and to expand, train, motivate and manage its work force. There can be no assurance that the Company's personnel, systems, procedures and controls will be adequate to support the Company's existing and future operations. Any failure to implement and improve the Company's operational, financial and management systems or to expand, train, motivate or manage employees could have a material adverse effect on the Company's operating results and financial condition.

    No Assurance of Ability to Protect Intellectual Property Rights.
The Company considers its trademarks and pending trademarks, particularly the "Blue Ridge" brand names, proprietary beer recipes and the design of product packaging, advertising and promotional design and art work (the "Intellectual Property"), as well as the to-be-acquired Intellectual Property of WGB and BBC, to be of considerable value and critical to its business. The Company relies on a combination of trade secret, copyright and trademark laws, non-disclosure, non-competition and other arrangements to protect its proprietary rights. However, the Company has discovered that the "Blue Ridge" name has been used by other companies, some of whom directly or indirectly compete with the Company. In January 1995, the Company entered into an agreement with a contract brewer to stop that contract brewer from using the Blue Ridge name and to acquire any federal trademark rights that such brewer had to the name "Blue Ridge Lager" at a cost to the Company of approximately $7,900 (excluding legal fees and expenses). The Company applied for trademark protection on its "Blue Ridge" brands in 1994, 1995 and 1996 and there can be no assurance that trademarks will be issued by the U.S. Patent and Trademark Office. Failure to obtain trademark protection could have a material adverse effect upon the Company's results of operations and financial condition. In addition, despite the Company's efforts to protect its proprietary rights, unauthorized parties may attempt to copy or obtain and use information that the Company regards as proprietary. There can be no assurance that the steps taken by the Company to protect its proprietary information will be adequate to obtain the legal protection sought or will prevent misappropriation of such information and such protection may not preclude competitors from developing confusingly similar brand names or promotional materials or developing products with taste and other qualities similar to the Company's products.

    Risk of Third Party Claims of Patent Infringement. While the Company believes that its Intellectual Property does not infringe upon the proprietary rights of third parties, there can be no assurance that the Company will not receive future communications from third parties asserting that the Company's Intellectual Property infringes, or may infringe, upon the proprietary rights of third parties. The potential for such claims will increase as the Company increases distribution in recently entered and new geographic areas. Any such claims, with or without merit, could be time-consuming, result in costly litigation and diversion of management's attention, cause product distribution delays or require the Company to enter into royalty or licensing agreements. Such royalty or licensing agreements, if required, may not be available on terms economical or acceptable to the Company or at all. In the event of a successful claim of infringement against the Company and failure or inability of the Company to license the infringed or similar proprietary information, the Company's operating results and financial condition could be materially adversely affected.

    Dependence on Key Personnel. The Company's success depends to a significant degree upon the continuing contributions of, and on its ability to attract and retain, qualified management, sales, production and marketing personnel, particularly Kevin E. Brannon, Chairman of the Board and Chief Executive Officer, Marjorie A. McGinnis, President, Steven T. Nordahl, Vice President - Brewing Operations and Patrick N. Helsel, Vice President - Sales,(collectively, the "FBC officers") as well as, James Lutz, President of WGB and Marc Tewey, President of BBC. The Company entered into employment agreements with each of the FBC officers in 1996, and, with the exception of the employment agreement of Mr. O'Connor, all such agreements continue to be current and in effect. Prior to their employment by the Company, none of FBC officers had prior experience in the beer industry or significant business experience. The competition for qualified personnel is intense and the loss of any of such persons as well as the failure to recruit additional key personnel in a timely manner, could adversely affect the Company. There can be no assurance that the Company will be able to continue to attract and retain qualified management and sales personnel for the development of its business. Failure to attract and retain key personnel could have a material adverse effect on the Company's operating results and financial condition.

    Operating Hazards; No Assurance of Adequate Insurance. The Company's operations are subject to certain hazards and liability risks faced by all brewers, such as bottle flaws or potential contamination of ingredients or products by bacteria or other external agents that may be accidentally or wrongfully introduced into products or packaging. The Company's products are not pasteurized and require careful product rotation to prevent spoilage. However, neither spoiled beer nor the bacteria introduced in the brewing process is known to be harmful to human health.

The Company runs periodic diagnostic tests on all of its products to assure that they meet Company quality control guidelines and comply with federal and state regulatory requirements. While the Company has not experienced a serious contamination problem in its products, the occurrence of such a problem could result in a costly product recall and serious damage to the Company's reputation for product quality. The Company's operations are also subject to certain injury and liability risks normally associated with the operation and possible malfunction of brewing and packaging equipment. Although the Company maintains insurance against certain risks under various general liability and product liability insurance policies, there can be no assurance that the Company's insurance will be adequate.

    Government Regulation. The Company's business is highly regulated by federal, state and local laws and regulations. The Company must comply with extensive laws and regulations regarding such matters as state and regulatory approval and licensing requirements, trade and pricing practices, permitted and required labeling, advertising, promotion and marketing practices, relationships with distributors and related matters. For example, federal and state regulators require warning labels and signage on the Company's products. The Company believes that it has obtained all regulatory permits and licenses necessary to operate its business in the states where the Company's products are currently being distributed. Failure on the part of the Company to comply with federal, state or local regulations could result in the loss or revocation or suspension of the Company's licenses, permits or approvals and accordingly could have a material adverse effect on the Company's business. In addition, changes to federal and state excise taxes on beer production, federal, state and local environmental regulations, including laws relating to packaging and waste discharge, or any other laws or regulations which affect the Company's products could have a material adverse effect on the Company's results of operations. The federal government and each of the states levy excise taxes on alcoholic beverages, including beers. The federal government currently imposes an excise tax of $18.00 per barrel on every barrel of beer produced for consumption in the United States by each brewing company with annual production of over 2,000,000 barrels. The federal excise tax for brewing companies with annual production under 2,000,000 barrels is $7.00 per barrel on all barrels up to the first 60,000 barrels produced and $18.00 per barrel for each barrel produced in excess of 60,000. Any increase in the excise tax for small brewers could have a material adverse effect on the Company's operating results and financial condition.

    Public Attitudes Toward Alcohol Consumption. In recent years, there has been an increase in the level of health-consciousness in the United States and considerable debate has occurred concerning alcohol-related social problems, such as alcoholism and drunk driving. In addition, a number of anti-alcohol groups are advocating increased governmental action on a variety of fronts unfavorable to the beer industry, including the legislation of new labeling or packaging requirements and restrictions on advertising and promotion that could adversely affect the sale of the Company's products. Restrictions on the sale and consumption of beer or increases in the retail cost of beer due to increased governmental regulations, taxes or otherwise, could materially and adversely affect the Company's financial condition and results of operations.

    Concentration of Ownership of Management. As of the date of this Form 8-K, the present executive officers and directors of the Company beneficially own approximately 13.07% of the Common Stock. However, such ownership will be diluted to approximately 10.26% upon the consummation of the WGB acquisition and the asset purchase from BBC. Notwithstanding such dilution, these stockholders will be able to significantly influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may have the effect of delaying or preventing a change in control of the Company.
                               -10-
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    Antitakeover Provisions in the Company's Corporate Documents.  The
Company's Board of Directors has the authority to issue up to 1,000,000 shares of preferred stock, $.01 par value per share, of the Company and to determine the price, rights, preferences, privileges and restrictions thereof, including voting rights, without any further vote or action by the Company's stockholders. The voting and other rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The Company's Board may similarly issue additional shares of Common Stock without any further vote or action by stockholders. Such an issuance could occur in the context of another public or private offering of shares of Common Stock or preferred stock or in a situation where the Common or preferred stock is used to acquire the assets or stock of another company. The issuance of Common or preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control of the Company. The Company has no current plans to issue any shares of Common or preferred stock other than as described herein.

    Moreover, the Restated and Amended Articles of Incorporation ("Articles") and Restated and Amended Bylaws ("Bylaws") of the Company contain certain provisions which, among other things, maintain a "staggered" Board of Directors, limit the personal liability of, and provide indemnification for, the directors of the Company, require that stockholders comply with certain requirements before they can nominate someone for director or submit a proposal before a meeting of stockholders, prohibit the ability of stockholders to call special meetings of stockholders, limit the ability of stockholders to act by written consent and require a supermajority vote of stockholders in the event that a "related person" (as defined) attempts to engage in a business combination with the Company.

    Potential Volatility of Stock Price. Stock prices of many growing consumer-product companies fluctuate widely, often for reasons that are unrelated to their actual operating performance. Announcement of new facilities or products by the Company or its competitors, regulatory developments, and economic or other external factors, as well as period-to-period fluctuations in financial results, may have a significant impact on the market price and marketability of the Common Stock. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been initiated against such company. Such litigation could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect upon the Company's operating results and financial condition.

    Common Stock Equivalents. If the maximum number of shares of Preferred Stock are sold in the private Preferred Stock offering, such shares may be converted into approximately 4,165,060 shares of Common Stock (assuming that the average closing price of the Company's Common Stock for the prior thirty trading days is $2.00 per share). An increase in the number of shares of Common Stock (or Common Stock equivalents) outstanding will have a negative effect on the Company's per share ratios, including earnings per share, which could negatively impact the market for the Company's Common Stock and the price of the Common Stock in the market.

    Dividends. The Company has never paid a dividend on its Common Stock and currently expects to retain its future earnings, if any, for use in the operation and expansion of its business and does not anticipate paying any such cash dividends on its Common Stock in the foreseeable future. In addition, the Preferred Stock offered hereby has a priority on funds available for dividends and dividends on the Preferred Stock must be paid in full before dividends may be paid on the Common Stock. Dividends to be paid on the Preferred Stock must be approved by the Bank prior to payment. The Bank has stated in the Forbearance Agreement that it will not approve such dividend payments in 1997. Any dividend not approved shall accumulate but will not be paid by the Company until approval of such dividend is obtained from the Bank. Future loan agreements may similarly restrict or limit the payment of dividends on the Preferred Stock.

    Certain Related-Party Transactions. The Company has borrowed money from time to time to provide cash for operations and for other corporate purposes from its directors, stockholders and persons having business relationships with its directors. In addition, the Company has agreed to lease the new brewery premises from a company which is owned, in part, by one of the Company's directors and by other affiliated persons.

    Limitations on Liability of Management. The Company has adopted provisions in its Articles that eliminate to the fullest extent permissible under Maryland law the liability of its directors for monetary damages except to the extent that it is proved that the director actually received an improper benefit or profit in money, property or services or the director's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. While it may limit stockholder actions against the directors of the Company for various acts of misfeasance, the provision is designed to ensure that the ability of the Company's directors to exercise their best business judgment in managing the Company's affairs, subject to their continuing fiduciary duties to the Company and its stockholders, is not unreasonably impeded by exposure to potentially high personal costs or other uncertainties of litigation.

    Indemnification of Management. The Company's Articles consistent with Maryland law, provide that the Company will indemnify and advance expenses to any director, officer, employee or agent of the Company who is, or is threatened to be made, a party to any action, suit or proceeding. Such indemnification would cover the cost of attorneys' fees as well as any judgment, fine or amounts paid in settlement of such action provided that the indemnified party meets certain standards of conduct necessary for indemnification under applicable law. Such indemnity may or may not be covered by officer and director liability insurance and could result in an expense to the Company even if such person is not successful in the action. This provision is designed to protect such persons against the costs of litigation which may result from his or her actions on behalf of the Company. In addition, the Company has purchased insurance to cover its directors and officers under certain circumstances.
                               -12-
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